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                           (LOGO) ADM
                 ARCHER DANIELS MIDLAND COMPANY



October 7, 1996




Dear Stockholder:

The 1996 Archer-Daniels-Midland Annual Meeting, scheduled for October 17, is now less than two weeks away. Because your vote is important, we would like to ensure that your proxy is received in time to be counted at the Meeting. For your convenience, we have enclosed a new proxy card and a postage paid return envelope. Please sign, date and return the proxy card at your earliest convenience.

Your vote is particularly important this year since, in addition to the election of Directors, there are several non-routine proposals on the agenda. Your Board is seeking stockholder approval of the 1996 Stock Option Plan, which is designed to encourage ownership of ADM stock by those employees who can most influence the creation of shareholder value. If approved, the 1996 Stock Option plan will align the stockholders' interest in higher stock prices with that of the employees receiving option awards. Similarly, your Board is seeking approval of the Stock Unit Plan for Nonemployee Directors. We strongly urge you to vote in favor of board proposals (Items 2 & 3 on the enclosed proxy card).

Also on the agenda are several stockholder proposals. In particular, the proposal dealing with board independence is a matter of great importance to ADM and its stockholders. Following the recommendations of the special Corporate Governance Committee earlier this year, we have made substantial changes in the ADM Board. The Committee mandated that a majority of the Board consist of outside directors who "do not have a personal business or professional relationship with the Company that is material to it or the [individual] Directors." We believe this materiality standard which we have adopted, is the right approach for ADM and its stockholders. As the Supermarket to the World, ADM must deal in a highly competitive, global environment. The extraordinary characteristics of our business require special credentials in our Board of Directors. We believe that experience in agribusiness, commodities and world trade are essential for directors to provide meaningful oversight of ADM's business. The Board nominees all possess these credentials and a majority also meet the materiality test.

We have been in discussion with the sponsors of the proposal dealing with board independence, and we will continue to discuss these issues with our investors. We welcome all views on board qualifications and governance standards for ADM. However, we hope you agree with us that our directors should be evaluated in terms of their experience, qualifications and contributions to ADM, rather than by their adherence to an inflexible definition of independence.

Please give us your support by voting against Item 8, as well as the other stockholder proposals, by signing, dating and returning the enclosed proxy card in the postage paid envelope as soon as possible. If you have any questions or require any assistance in voting your shares, please call our proxy solicitor, Georgeson & Company, toll-free at 1-800-223-2064.

Thank you for your assistance.


Very truly yours,

/s/Dwayne O. Andreas
Dwayne O. Andreas
Chairman of the Board
and Chief Executive



 If you have questions or need assistance in voting your shares, please
  contact the firm assisting us in the solicitation of proxies:

                    GEORGESON & COMPANY, INC.
                        WALL STREET PLAZA
                    NEW YORK, NEW YORK 10005

                    TOLL FREE: 1-800-223-2064
                COLLECT IN NEW YORK: 212-509-6240

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          PAGE 2
                                             October 7, 1996




Dear Stockholder:

The 1996 Archer-Daniels-Midland Annual Meeting, scheduled for October 17, is now less than two weeks away. Because your vote is important, we would like to ensure that your proxy is received in time to be counted at the Meeting. For your convenience, we have enclosed a new proxy card and a postage paid return envelope. Please sign, date and return the proxy card at your earliest convenience.

Your vote is particularly important this year since, in addition to the election of Directors, there are several non-routine proposals on the agenda. Your Board is seeking stockholder approval of the 1996 Stock Option Plan, which is designed to encourage ownership of ADM stock by those employees who can most influence the creation of shareholder value. If approved, the 1996 Stock Option plan will align the stockholders' interest in higher stock prices with that of the employees receiving option awards. Similarly, your Board is seeking approval of the Stock Unit Plan for Nonemployee Directors. We strongly urge you to vote in favor of board proposals (Items 2 & 3 on the enclosed proxy card).

Also on the agenda are several stockholder proposals. In particular, the proposal dealing with board independence is a matter of great importance to ADM and its stockholders. Following the recommendations of the special Corporate Governance Committee earlier this year, we have made substantial changes in the ADM Board. The Committee mandated that a majority of the Board consist of outside directors who "do not have a personal business or professional relationship with the Company that is material to it or the [individual] Directors." We believe this materiality standard which we have adopted, is the right approach for ADM and its stockholders. As the Supermarket to the World, ADM must deal in a highly competitive, global environment. The extraordinary characteristics of our business require special credentials in our Board of Directors. We believe that experience in agribusiness, commodities and world trade are essential for directors to provide meaningful oversight of ADM's business. The Board nominees all possess these credentials and a majority also meet the materiality test.

We have been in discussion with the sponsors of the proposal dealing with board independence, and we will continue to discuss these issues with our investors. We welcome all views on board qualifications and governance standards for ADM. However, we hope you agree with us that our directors should be evaluated in terms of their experience, qualifications and contributions to ADM, rather than by their adherence to an inflexible definition of independence.

Please give us your support by voting against Item 8, as well as the other stockholder proposals, by signing, dating and returning the enclosed proxy card in the postage paid envelope as soon as possible. If you have any questions or require any assistance in voting your shares, please call our proxy solicitor, Georgeson & Company, toll-free at 1-800-223-2064.

Thank you for your assistance.


Very truly yours,

/s/Dwayne O. Andreas
Dwayne O. Andreas
Chairman of the Board
and Chief Executive


 If your shares of Common Stock are held in the name of bank or brokerage firm, only that firm can execute a proxy card on your behalf.  Please
    contact the person responsible for your account with your
                      voting instructions.

 If you have questions or need assistance in voting your shares, please
  contact the firm assisting us in the solicitation of proxies:

                    GEORGESON & COMPANY, INC.
                        WALL STREET PLAZA
                    NEW YORK, NEW YORK 10005

                    TOLL FREE: 1-800-223-2064
                COLLECT IN NEW YORK: 212-509-6240

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                        ARCHER-DANIELS-MIDLAND COMPANY
(LOGO) ADM      4666 Faries Parkway, Decatur, IL 62526
PROXY
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS
The undersigned hereby appoints J. K. Vanier, S. M. Archer, Jr., and D. O. Andreas as Proxies, with the power of substitution, to represent and to vote, as designated below, all the shares of the undersigned held of record on August 19, 1996, at the Annual Meeting of Stockholders to be held on October 17, 1996 and any adjournments thereof.
The Board of Directors recommends that Stockholders vote FOR the following:
1.  ELECTION OF DIRECTORS
    FOR ___ all nominees listed below (except as indicated
below)
    WITHHOLD AUTHORITY ___ to vote for all nominees listed below (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)
D. O. Andreas, G. O. Coan, L. W. Andreas, S. M. Archer, Jr., J.
K. Vanier, R. Burt, O. G. Webb, F. R. Johnson, R. S. Strauss, M.
B. Mulroney, J. R. Block, M. H. Carter;
2. Adoption of an Incentive Stock Option Plan, recommended by the Board of Directors of the Company, as set forth in full as Exhibit "A" in the accompanying Proxy Statement; FOR __ AGAINST
__ ABSTAIN __
3. Adoption of a Stock Unit Plan for Nonemployee Directors, recommended by the Board of Directors of the Company, as set forth in full as Exhibit "B" in the accompanying Proxy Statement; FOR __ AGAINST __ ABSTAIN __
4. Ratify the appointment of Ernst & Young LLP as
   independent accountants for the fiscal year ending June 30,
1997;
     FOR__ AGAINST__ ABSTAIN __
The Board of Directors recommends that Stockholders vote AGAINST the following:
5. Adopt Stockholder's Proposal No. 1  FOR __ AGAINST __ ABSTAIN
__
     (Board Diversity);
6. Adopt Stockholder's Proposal No. 2  FOR __ AGAINST __ ABSTAIN
__
     (Cumulative Voting);
7. Adopt Stockholder's Proposal No. 3  FOR __ AGAINST __ ABSTAIN
__
     (Confidential Voting);
8. Adopt Stockholder's Proposal No. 4  FOR __ AGAINST __ ABSTAIN
__
     (Independent Board);
9. Adopt Stockholder's Proposal No. 5  FOR __ AGAINST __ ABSTAIN
__
     (Director Liability);
all as more fully referred to in the Proxy Statement with respect to such meeting, and upon such other matters as may properly come before such meeting.

This Proxy when properly executed will be
voted in the manner directed herein by the
undersigned Stockholder.  If no direction
is made, this Proxy will be voted for
Proposals 1, 2, 3 and 4 and against Proposals
5, 6, 7, 8 and 9.
Please sign exactly as name(s) appear below.
___________________________
When shares are held by joint tenants, both     Signature
should sign.  When signing as attorney,
executor, administrator, trustee or guardian,
please give full title as such.  If a
___________________________
corporation, please sign in full corporate      Signature if
held jointly
name by President or other authorized officer.
If a partnership, please sign in partnership
name by authorized person.                   DATED:___________, 1996
                                             PLEASE MARK, SIGN,
                                             DATE AND RETURN THE
                                             PROXY CARD PROMPTLY
                                        USING THE ENCLOSED ENVELOPE
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